                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      September 2, 2005
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                         VSUS TECHNOLOGIES INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)

            Delaware                 002-98748-D           43-2033337
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  (State or Other Jurisdiction       (Commission          (IRS Employer
       of Incorporation)             File Number)       Identification No.)

 902 Clint Moore Road, Suite 138, Boca Raton, Florida                  33487
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     (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code   (561) 994-0800
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            444 Madison Avenue, 24th Floor, New York, New York 10022
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     ENTRY INTO RESIGNATION AGREEMENT WITH ELIYAHU KISSOS

     In connection with the winding down of our operations in Israel, effective as of September 2, 2005 (the "Effective Date"), we entered into a Resignation
Agreement with Mr. Eliyahu Kissos, our President and a director of ours (the
"Kissos Resignation Agreement"). Pursuant to the Kissos Resignation Agreement,
among other things, as of the Effective Date:

     (a) As further described in Item 5.02 below, Mr. Kissos resigned as our
President and a director of ours, and of each of: (i) First Info Network, Inc., our wholly-owned Delaware subsidiary; (ii) VSUS Secured Services, Inc., our wholly-owned Delaware subsidiary ("VSSI"), and (iii) VSSI's two wholly-owned subsidiaries (A) Safe Mail Development Ltd., a company organized under the laws of Israel, and (B) Safe Mail International Ltd., a company organized under the laws of the British Virgin Islands (collectively, the "Subsidiaries");

     (b) As further described in Item 1.02 below, our Employment Agreement with
Mr. Kissos was terminated;

     (c) Mr. Kissos returned to us 453,000 of the shares of our common stock we issued to him in consideration for services he was to provide to us in connection with the Employment Agreement, such shares to be returned to treasury;

     (d) Each party granted the other a general release against any claims it may have had against such other party for any matter, cause or thing occurring up to and including the Effective Date; and

     (e) We agreed to indemnify Mr. Kissos, to the fullest extent permissible under our Amended and Restated Certificate of Incorporation and Amended Bylaws,
and the Delaware General Corporation Law, against any claims as incurred, arising out of, or relating to his services as our President and a director of ours.

     A copy of the Kissos Resignation Agreement is annexed hereto as Exhibit
10.3.

     ENTRY INTO RESIGNATION AGREEMENT WITH MATIS COHEN

     In connection with the winding down of our operations in Israel, effective as of the Effective Date, we entered into a Resignation Agreement with Mr. Matis
Cohen, a director of ours (the "Cohen Resignation Agreement"). Pursuant to the
Cohen Resignation Agreement, among other things, as of the Effective Date:

     (a) As further described in Item 5.02 below, Mr. Cohen resigned as a director of ours, and of VSSI, our wholly-owned Delaware subsidiary;

     (b) As further described in Item 1.02 below, our Consulting Agreement with
Mr. Cohen was terminated;

     (c) Each party granted the other a general release against any claims it may have had against such other party for any matter, cause or thing occurring up to and including the Effective Date; and

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     (d) We agreed to indemnify Mr. Cohen, to the fullest extent permissible under our Amended and Restated Certificate of Incorporation and Amended Bylaws,
and the Delaware General Corporation Law, against any claims as incurred, arising out of, or relating to his services as a director of ours.

     A copy of the Cohen Resignation Agreement is annexed hereto as Exhibit
10.4.

ITEM 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

     TERMINATION OF EMPLOYMENT AGREEMENT WITH ELIYAHU KISSOS

     As further described in Item 1.01 above, in connection with the winding down of our operations in Israel, effective as of the Effective Date, we entered into the Kissos Resignation Agreement with Mr. Kissos, our President and a director of ours. Pursuant to the Kissos Resignation Agreement, among other things, as of the Effective Date: (a) as further described in Item 5.02 below,
Mr. Kissos resigned as our President and a director of ours, and of each of the
Subsidiaries; and (b) our Employment Agreement with Mr. Kissos, dated as of
April 28, 2005 (the "Employment Agreement"), was terminated. In connection with such termination, Mr. Kissos returned to us 453,000 of the shares of our common stock we issued to him in consideration for services he was to provide to us in connection with the Employment Agreement, such shares to be returned to treasury. As set forth in the Kissos Resignation Agreement, certain restrictive covenants made by Mr. Kissos in the Employment Agreement with respect to, among other things, confidentiality and non-competition, survived the termination of the Employment Agreement.

     TERMINATION OF CONSULTING AGREEMENT WITH MATIS COHEN

     As further described in Item 1.01 above, in connection with the winding down of our operations in Israel, effective as of the Effective Date, we entered into the Cohen Resignation Agreement with Mr. Cohen, a director of ours.
Pursuant to the Cohen Resignation Agreement, among other things, as of the
Effective Date: (a) as further described in Item 5.02 below, Mr. Cohen resigned as a director of ours, and of VSSI, our wholly-owned Delaware subsidiary; and
(b) our Consulting Agreement with Mr. Cohen, dated April 14, 2005 (the
"Consulting Agreement"), was terminated. As set forth in the Cohen Resignation
Agreement, certain restrictive covenants made by Mr. Cohen in the Consulting
Agreement with respect to, among other things, confidentiality and proprietary rights, survived the termination of the Consulting Agreement.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     RESIGNATION OF ELIYAHU KISSOS AS PRESIDENT AND DIRECTOR

     As further described in Item 1.01 above, effective as of September 2, 2005, we entered into the Kissos Resignation Agreement with Mr. Kissos. Pursuant to the Kissos Resignation Agreement, among other things, as of the Effective Date,
Mr. Kissos resigned as our President and a director of ours, and of each of the
Subsidiaries. Mr. Kissos did not hold any positions on any committee of our board of

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directors, or the board of directors of any of the Subsidiaries, at the time of his resignation. The decision for Mr. Kissos to resign was mutually made by the parties in connection with the winding down of our operations in Israel.

     A copy of the Kissos Resignation Agreement is annexed hereto as Exhibit
10.3.

     RESIGNATION OF MATIS COHEN AS DIRECTOR

     As further described in Item 1.01 above, effective as of September 2, 2005, we entered into the Cohen Resignation Agreement with Mr. Cohen. Pursuant to the
Cohen Resignation Agreement, among other things, as of the Effective Date, Mr.
Cohen resigned as a director of ours, and of VSSI. Mr. Cohen did not hold any positions on any committee of our board of directors, or the board of directors of VSSI, at the time of his resignation. The decision for Mr. Cohen to resign was mutually made by the parties in connection with the winding down of our operations in Israel.

     A copy of the Cohen Resignation Agreement is annexed hereto as Exhibit
10.4.

ITEM 8.01. OTHER EVENTS.

     In consideration for services to be rendered by Mr. Kissos in connection with his appointment as our President and a director of ours, Mr. Kissos was issued an aggregate of 5,038,000 shares of our common stock (the "Kissos
Shares"), pursuant to the Employment Agreement. As of May 27, 2005, Mr. Kissos
transferred 4,500,000 of the Kissos Shares to a lender in repayment of a loan.
As of September 2, 2005, our Resignation Agreement with Mr. Kissos became effective, and, in connection therewith, among other things, Mr. Kissos returned
453,000 of the Kissos Shares to us, to be returned to treasury. As a result, as of September 2, 2005, we had 28,539,908 shares of common stock issued and outstanding.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Not Applicable

           (b) Not Applicable

           (c) Exhibits

           Exhibits
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             10.1  Employment Agreement between the Registrant and Eliyahu
                   Kissos(1)
             10.2  Consulting Agreement between the Registrant and Matis
                   Cohen(1)
             10.3  Resignation Agreement between the Registrant and Eliyahu
                   Kissos(2)
             10.4  Resignation Agreement between the Registrant and Matis
                   Cohen(2)
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             (1)   Incorporated by reference from the Registrant's Registration
                   Statement on Form S-8, filed May 3, 2005
             (2)   Filed herewith

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           VSUS TECHNOLOGIES INCORPORATED

Date:   September 9, 2005                  By: /s/ Steven Goldberg
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                                                 Steven Goldberg
                                                 Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.   Exhibit Title
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  10.1        Employment Agreement between the Registrant and Eliyahu Kissos(1)
  10.2        Consulting Agreement between the Registrant and Matis Cohen(1)
  10.3        Resignation Agreement between the Registrant and Eliyahu Kissos(2)
  10.4        Resignation Agreement between the Registrant and Matis Cohen(2)
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(1)   Incorporated by reference from the Registrant's Registration Statement on
      Form S-8, filed May 3, 2005
(2)   Filed herewith